------------------------------
                                                           OMB APPROVAL
                                                  ------------------------------
                                                   OMB Number:        3235-0060
                                                   Expires:      March 31, 2006
                                                   Estimated average burden
                                                   hours per response.....28.00
                                                  ------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 29, 2005
                                                ---------------------


                         FairPoint Communications, Inc.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-56365               13-3725229
-----------------------------  --------------------------  ---------------------
 State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


             521 East Morehead Street,
                     Suite 250,
             Charlotte, North Carolina                          28202
      ------------------------------------------         ------------------
       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (704) 344-8150
                                                   ------------------


                                       N/A
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01     Entry into a Material Definitive Agreement.

        On April 29, 2005, FairPoint Communications, Inc. (the "Company") entered into the Second Amendment and Consent to Credit Agreement (the "Second Amendment"), among the Company, various lenders party to the Credit Agreement, dated as of February 8, 2005 (the "Credit Agreement"), and Deutsche Bank Trust Company Americas, as administrative agent. The Second Amendment is a technical amendment to the Credit Agreement which, among other things, modifies certain of the requirements relating to the Company's dividend payment (in accordance with its previously announced dividend policy) for the quarter ended June 30, 2005. The Second Amendment is filed as Exhibit 10.1 hereto.


Item 9.01      Financial Statements and Exhibits.

        (c) Exhibits

        Exhibit Number       Description
        --------------       -----------

        10.1 Second Amendment and Consent to Credit Agreement, dated as of April 29, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FAIRPOINT COMMUNICATIONS, INC.


                                       By:  /s/ Walter E. Leach, Jr.
                                            ------------------------------------
                                            Name:   Walter E. Leach, Jr.
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer


Date:  May 3, 2005